SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K



                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 17, 2005

                                ST. JOSEPH, INC.
             (Exact name of registrant as specified in its charter)


                                    COLORADO
                 (State or other jurisdiction of incorporation)


            0-49936                                     CH 47-0844532
   (Commission File Number)                 (IRS Employer Identification No.)




      4870 S. Lewis, Suite 250 Tulsa, OK                    74105
   (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code (918) 742-1888



                                       N/A
          (Former name or former address, if changed since last report)


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Item 8.01  Other Events.

      On November 17, 2005 St. Joseph, Inc. announced a press release that it's wholly owned subsidiary Staf*Med Global, Inc., has entered into a staffing services agreement with Intellamed, Inc. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.




                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         ST. JOSEPH, INC. (Registrant)



                                         By:  /s/ John H. Simmons
                                              -----------------------------
                                              John H. Simmons,
                                              President
Date: November 17, 2005

                             INDEX TO EXHIBITS

Exhibit No.           Exhibit

  99.1                Registrant's Press Release.